RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
18.	RELATED PARTY TRANSACTIONS

With respect to aircraft financed by the Securitization Notes, until December 31, 2016, BBAM was entitled to receive (i) a base fee of $150,000 per month, subject to certain adjustments, (ii) a rent fee equal to 1.0% of the aggregate amount of rents due and 1.0% of the aggregate amount of rents actually collected and (iii) a sales fee of 1.5% of the aggregate gross proceeds in respect of any aircraft sold. BBAM also was entitled, until December 31, 2016, to an administrative agency fee from B&B Air Funding equal to $750,000 per annum, subject to an annual CPI adjustment.

Effective January 1, 2017, the servicing agreement between B&B Air Funding and BBAM relating to aircraft financed by the Securitization Notes was amended, thereby (i) amending the rent fee to 3.5% of the aggregate amount of rents actually collected, plus $1,000 per aircraft per month and (ii) eliminating the base fee of $150,000 per month. In connection with this amendment, effective January 1, 2017, the administrative agency fee also was reduced, through a rebate, to $20,000 per month, subject to an annual CPI adjustment.

With respect to all other aircraft, BBAM is entitled to receive a servicing fee equal to 3.5% of the aggregate amount of rents actually collected and an administrative fee of $1,000 per month per aircraft. Under the Term Loan and the Fly Acquisition III Facility, BBAM is entitled to an administrative fee of $10,000 per month. Prior to the termination of the Fly Acquisition II Facility, BBAM was entitled to an administrative fee of $10,000 per month. In addition, BBAM is entitled to receive a sales fee of 1.5% of the gross consideration collected for any aircraft sold.

For the years ended December 31, 2016, 2015 and 2014, BBAM received base, rent and servicing fees pursuant to the Agreements totaling $12.7 million, $15.2 million, and $14.4 million, respectively. BBAM also received administrative fees totaling $1.9 million during the year ended December 31, 2016, and $2.1 million for each of the years ended December 31, 2015 and 2014.

During the year ended December 31, 2016, the Company incurred $8.4 million of origination fees, of which $0.9 million was expensed. During the year ended December 31, 2015, the Company incurred $9.2 million of origination fees, of which $1.0 million was expensed. With respect to aircraft acquired in the first quarter of 2014, the Manager waived the origination fees that it was entitled to receive from the Company. For the year ended December 31, 2014, the Company incurred $12.8 million of origination fees, of which $3.1 million was expensed.

The Company pays an annual management fee to the Manager as compensation for providing the services of the chief executive officer, the chief financial officer and other personnel, and for certain corporate overhead costs related to the Company. In connection with an amendment to the management agreement effective as of July 1, 2015, the annual management fee was reduced from $10.7 million to $5.7 million. The management fee is adjusted each calendar year by (i) 0.3% of the change in the book value of the Company’s aircraft portfolio during the preceding year, up to a $2.0 billion increase over $2.7 billion and (ii) 0.25% of the change in the book value of the Company’s aircraft portfolio in excess of $2.0 billion, with a minimum management fee of $5.0 million. The management fee is subject to an annual adjustment tied to the Consumer Price Index applicable to the prior calendar year. For the years ended December 31, 2016, 2015 and 2014, the Company incurred management fees of $6.3 million, $8.2 million and $10.6 million, respectively.

In connection with the July 2015 amendment to the management agreement, the Company and the Manager also agreed to reduce the disposition fee in respect of the ECAF-I Transaction to an aggregate amount equal to 1.2% of the aggregate gross proceeds for such aircraft. During the years ended December 31, 2016, 2015 and 2014, the Company incurred disposition fees of $7.5 million, $15.6 million and $2.2 million, respectively.

The Company further amended the management agreement, effective as of January 1, 2017 to reflect the amended rent fee and administrative agency fee, as well as the elimination of the base fee, in respect of the aircraft financed by the Securitization Notes.

The management agreement is scheduled to terminate on July 1, 2025, and shall be automatically extended for one additional term of five years unless terminated by either party witu 12 months’ notice or otherwise terminated earlier in accordance with the terms therein.

If the Management Agreement is not renewed on July 1, 2025, the Company will pay the Manager a non-renewal fee on such termination date in an amount equal to (i) $6.0 million plus (ii) so long as the Management Expense Amount does not exceed $12.0 million, 50% of the excess (if any) of the Management Expense Amount over $6.0 million in respect of the last fiscal year prior to such termination date.

The Company’s minimum long-term contractual obligations with BBAM LP as of December 31, 2016, excluding rent fees, consisted of the following (dollars in thousands):

	2017	2018	2019	2020	2021	Thereafter	Total
Fixed base fee payments (1)	$240	$240	$240	$240	$240	$1,440	$2,640
Fixed administrative agency fee payments due by B&B Air Funding (1)(2)	108	108	63	25	1	—	305
Fixed administrative services fee due under the Term Loan (3)	418	361	288	172	142	164	1,545
Fixed administrative services fee due under Fly Acquisition III (3)	168	168	168	168	155	165	992
Fixed administrative agency fee payments due by other subsidiaries (3)	458	406	338	322	289	929	2,742
Fixed payments for Management Expenses (1)	6,304	6,304	6,304	6,304	6,304	28,369	59,889
Total	$7,696	$7,587	$7,401	$7,231	$7,131	$31,067	$68,113

(1)	Amounts in the table assume Consumer Price Index (“CPI”) rates in effect as of December 31, 2016 remain constant in future periods.
(2)
On February 1, 2017, B&B Air Funding amended its servicing agreement with respect to aircraft financed by the Securitization Notes thereby (i) amending the rent fee to 3.5% of the aggregate amount of rents actually collected, plus $1,000 per aircraft per month and (ii) eliminating the base fee of $150,000 per month, both effective as of January 1, 2017. In connection with this amendment, the administrative agency fee has also been reduced, through a rebate, to $20,000 per month, subject to an annual CPI adjustment.

(3)	Assumes number of aircraft at December 31, 2016 remains the same for future periods.